                                                                    Exhibit 21.1

                        Subsidiaries of the Registrant

                                                                                              Jurisdiction of         Percentage
Name                                                                                            Organization          Ownership
----                                                                                            ------------          ---------
ACE Limited                                                                                    Cayman Islands       Publicly Held
  ACE Bermuda Insurance Ltd.                                                                      Bermuda                100%
    Paget Reinsurance International Ltd.                                                          Bermuda                100%
    ACE Capital Re International Limited                                                          Bermuda                100%
      ACE KRE Holdings Limited                                                                    Barbados               100%
        ACE Capital Re USA Holdings Incorporated                                                  Delaware               100%
          ACE Capital Re Overseas Ltd. f/k/a KRE Reinsurance Ltd.                                 Bermuda                100%
              Lenders Residential Asset Company LLC                                               Delaware                50%
              ACE Capital Mortgage Reinsurance Company                                            New York               100%
              ACE Capital Title Reinsurance Company                                               New York               100%
              ACE Capital Re Inc.                                                                 New York               100%
    Oasis Investments Limited                                                                     Bermuda                 67%
    ACE Financial Solutions International, Ltd. f/k/a ACE Insurance Management Limited            Bermuda                100%
    ACE European Markets Reinsurance Ltd.                                                         Ireland                100%
      ACE European Markets Insurance Ltd.                                                         Ireland                100%
    Corporate Officers & Directors Assurance Ltd.                                                 Bermuda                100%
      Tripar Partnership                                                                          Bermuda                  2%
    Oasis Real Estate Company Limited                                                             Bermuda                100%
      Scarborough Property Holdings Limited                                                       Bermuda                 40%
    Sovereign Risk Insurance Limited                                                              Bermuda               40.5%
    Tripar Partnership                                                                            Bermuda                 98%
    ACE Realty Holdings Limited                                                                   Bermuda                100%
    Oasis Personnel Limited                                                                    Cayman Islands            100%
    Shipowners Insurance and Guaranty Co. Limited                                                 Bermuda           10% Series A
                                                                                                                     8% Series B
    Intrepid Re Holdings Limited                                                                  Bermuda                100%
      Intrepid Re Limited                                                                         Bermuda                100%
  ACE Global Markets Limited                                                                   United Kingdom            100%
    ACE Group Holdings Limited                                                                 United Kingdom            100%
      ACE Tarquin                                                                              United Kingdom            100%
        ACE Capital V Limited                                                                  United Kingdom            100%
        ACE (CG) Limited                                                                       United Kingdom            100%
          ACE Underwriting Agencies Limited                                                    United Kingdom            100%
            ACE Trustees Limited                                                               United Kingdom            100%
         ACE London Group Limited                                                              United Kingdom            100%
              ACE Capital Limited                                                              United Kingdom            100%
              ACE Capital III Limited                                                          United Kingdom            100%
              ACE Capital IV Limited                                                           United Kingdom            100%
              ACE London Holdings Limited                                                      United Kingdom            100%
                   ACE Capital II Limited                                                      United Kingdom            100%
                   ACE London Investments Limited                                              United Kingdom            100%
                           ACE London Aviation Limited                                         United Kingdom            100%
                           ACE London Underwriting Limited                                     United Kingdom            100%
                           ACE London Underwriting Services Limited                            United Kingdom            100%
                           AGM Underwriting Limited                                            United Kingdom            100%
                  ACE London Services Limited                                                  United Kingdom            100%
              ACE Capital VI Limited                                                           United Kingdom            100%
              ACE UK Limited                                                                   United Kingdom             77%
                  ACE UK Holdings Limited                                                      United Kingdom            100%
                        ACE (M) Limited                                                        United Kingdom            100%
                        ACE (ME) Limited                                                       United Kingdom            100%
                        ACE (MI) Limited                                                       United Kingdom            100%
                        ACE (MS) Limited                                                       United Kingdom            100%
                        ACESYS Limited                                                         United Kingdom            100%
                        ACE UK Underwriting Limited                                            United Kingdom            100%
                        Underwriting Systems Limited                                           United Kingdom            100%
              ACE (PM) Limited                                                                 United Kingdom            100%
                  ACE UK Limited                                                               United Kingdom             23%
  ACE Services Limited                                                                         Cayman Islands            100%
    ACE Holdings (Gibraltar) Limited                                                             Gibraltar               100%
      ACE (Gilbratar) Limited                                                                    Gibraltar               100%
      ACE-ii Limited                                                                          United Kingdom            100%
      ACE-ii (Gibraltar) Limited                                                                 Gibraltar               100%


                                       1

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
            ACE Underwriting Services (Gibraltar) Limited                                Gibraltar                   100%
            Arles Services Limited                                                       Gibraltar                   100%
 ACE US Holdings Inc.                                                                 USA (Delaware)                 100%
      ACE Strategic Advisors Inc.                                                     USA (Delaware)                 100%
      ACE USA Inc.                                                                    USA (Delaware)                 100%
           CRC Creditor Resources Canada Limited                                      Canada (British                 60%
                                                                                         Columbia)
           Industrial Excess & Surplus Insurance Brokers                             USA (California)                100%
           Industrial Underwriters Insurance Co.                                        USA (Texas)                  100%
           Rhea International Marketing (L,) Inc.                                        Malaysia                     60%
           Westchester Fire Insurance Company                                         USA (New York)                 100%
           Blackthorn Reinsurance Services, Inc.                                      USA (Delaware)                  80%
           Westchester Surplus Lines Insurance Co                                      USA (Georgia)                 100%
           Westchester Specialty Services, Inc.                                        USA (Florida)                 100%
           Westchester Specialty Insurance Services Inc.                               USA (Nevada)                  100%
           SCS Net LLC                                                                USA (Delaware)                  60%
           Ameriguard Corporation                                                       USA (Ohio)                    80%
           WDH Corporation                                                              USA (Ohio)                    80%
           Dimension Services Corporation                                               USA (Ohio)                    80%
           Dimension Holdings Inc.                                                      USA (Ohio)                    80%
 CGA Group Limited                                                                        Bermuda                   10.71%
           CGA Investment Management, Inc.                                            USA (Delaware)                 100%
           Commercial Guaranty Assurance Limited                                          Bermuda                    100%
 Oasis Insurance Services Limited                                                         Bermuda                    100%
 ACE Tempest Life Reinsurance Ltd.                                                        Bermuda                    100%
      ACE Tempest Reinsurance Ltd. f/k/a Tempest Reinsurance Company Limited              Bermuda                    100%
            Oasis Investments Limited                                                     Bermuda                     33%
 Oasis US Inc.                                                                           Delaware                    100%
 St George Holdings Limited                                                           Cayman Islands                10.71%
           St George Investments Limited                                              Cayman Islands                 100%
 ACE INA Holdings Inc.                                                                USA (Delaware)                  20%
           ACE Rhino's Trust                                                          USA (Delaware)                 100%
           ACE Capital Trust I                                                        USA (Delaware)                 100%
           ACE Capital Trust II                                                       USA (Delaware)                 100%
 ACE Prime Holdings Inc.                                                              USA (Delaware)                 100%
      ACE INA Holdings Inc.                                                           USA (Delaware)                  80%
            ACE Seguros S.A. (Argentina)                                                 Argentina                  99.9%
            ACE Seguradora S.A.                                                           Brazil                 99% (ACE INA
                                                                                                                Holdings Inc.)
                                                                                                                1% (ACE Prime
                                                                                                                Holdings Inc.)
           Servicios ACE INA S.A. de C.V.                                                 Mexico                 99% (ACE INA
                                                                                                                Holdings Inc.)
                                                                                                                1% (ACE Prime
                                                                                                                Holdings Inc.)
            ACE Tempest Re USA, Inc. fka Tempest Re USA, Inc.                        USA (Connecticut)               100%
            INA Corporation                                                         USA (Pennsylvania)               100%
                 ACE INA Properties Inc.                                              USA (Delaware)                 100%
                      Conference Facilities, Inc.                                   USA (Pennsylvania)               100%
                 INA Tax Benefits Reporting. Inc.                                     USA (Delaware)                 100%
                 INA Financial Corporation                                            USA (Delaware)                 100%
                      Brandywine Holdings Corporation                                 USA (Delaware)                 100%
                           Brandywine Run-Off Services, Inc.                          USA (Delaware)                 100%
                           ASSUREX Development Corporation                              USA (Ohio)                 11.011%
                           International Surplus Adjusting Services                  USA (California)                100%
                           Western Agency Management, Inc.                           USA (California)                100%
                           Cravens, Dargan & Company, Pacific Coast                   USA (Delaware)                 100%
                                Cravens, Dargan & Company, Pacific
                                Coast of Illinois, Inc.                               USA (Illinois)                 100%
                           Century Indemnity Company                                USA (Pennsylvania)               100%
                                Century Reinsurance Company                         USA (Pennsylvania)               100%
                                ACE American Reinsurance Company                    USA (Pennsylvania)               100%
                                      Brandywine Reinsurance Company S.A - N.V.           Belgium                    100%
                                      The 1792 Company                                USA (Delaware)                 100%
                           Century International Reinsurance Company Ltd.                 Bermuda                    100%
                                Brandywine International Brokers Ltd.                     Bermuda                    100%
                      INA Holdings Corporation                                        USA (Delaware)                 100%

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
                     INA Trust, fsb                                               Chartered by Office of         100%
                                                                                      Thrift Supervision
                     PDCN Legal Management Company, Inc.                               USA (Delaware)            100%
                     INA Reinsurance Company Ltd.                                         Bermuda                100%
                     ACE INA Financial Institution Solutions, Inc.                     USA (Delaware)            100%
                     ESIS, Inc.                                                       USA (California)           100%
                     ACE INA Excess and Surplus Insurance Services, Inc. (GA)          USA (Georgia)             100%
                     ACE INA Excess and Surplus Insurance Services, Inc. (PA)        USA (Pennsylvania)          100%
                     NewMarkets Insurance Agency, Inc.                                 USA (Delaware)            100%
                     ACE INA Excess and Surplus Insurance Services, Inc. (CA)         USA (California)           100%
                     ACE INA Excess and Surplus Insurance Services, Inc. (IL)          USA (Illinois)            100%
                     Excess and Surplus Insurance Services, Inc.                        USA (Texas)              100%
                     INAC Corp.                                                        USA (Delaware)            100%
                     INAC Corp. of California                                         USA (California)           100%
                     Global Surety Network, Inc.                                       USA (Delaware)            100%
                     Marketdyne International, Inc.                                    USA (Delaware)            100%
                     ACE INA Railroad Insurance Brokers, Inc.                         USA (California)           100%
                     Recovery Services International, Inc.                             USA (Delaware)            100%
                          RSI Health Care Recovery Inc.                                USA (Delaware)            100%
                     Indemnity Insurance Company of North America                    USA (Pennsylvania)          100%
                          ACE Indemnity Insurance Company                            USA (Pennsylvania)          100%
                          Allied Insurance Company                                    USA (California)           100%
                     ACE American Insurance Company                                  USA (Pennsylvania)          100%
                          Pacific Employers Insurance Company                        USA (Pennsylvania)          100%
                               ACE Insurance Company of Texas                           USA (Texas)              100%
                               Illinois Union Insurance Company                        USA (Illinois)            100%
                     INAMAR Insurance Underwriting Agency, Inc.                       USA (New Jersey)           100%
                          INAMAR Insurance Underwriting Agency
                            of Massachusetts                                        USA (Massachusetts)          100%
                          INAMAR Insurance Underwriting Agency of Texas                 USA (Texas)              100%
                          INAMAR Insurance Underwriting Agency of Ohio                   USA (Ohio)              100%
                     Insurance Company of North America                              USA (Pennsylvania)          100%
                     Bankers Standard Insurance Company                              USA (Pennsylvania)          100%
                          Bankers Standard Fire and Marine Company                   USA (Pennsylvania)          100%
                     ACE Property and Casualty Insurance Company                    USA (Pennsylvania))          100%
                          ACE Employers Insurance Company                            USA (Pennsylvania)          100%
                          ACE Insurance Company of Ohio                                  USA (Ohio)              100%
                          INA Surplus Insurance Company                              USA (Pennsylvania)          100%

                          ACE Fire Underwriters Insurance Company                    USA (Pennsylvania)          100%
                          Atlantic Employers Insurance Company                        USA (New Jersey)           100%
                               Cover-All Technologies, Inc.                            USA (Delaware)              7.41%
                          ALIC, Incorporated                                            USA (Texas)              100%
                               ACE American Lloyds Insurance Company                    USA (Texas)              100%
                          ACE Insurance Company of Illinois                            USA (Illinois)            100%
                          ACE Insurance Company of the Midwest                         USA (Indiana)             100%
                     INAPRO, Inc.                                                      USA (Delaware)            100%
                        Reinsurance Solutions International, LLC                       USA (Delaware)             50%
                     American Adjustment Company, Inc.                                 USA (Delaware)            100%
                        American Lenders Facilities, Inc.                             USA (California)           100%
           ACE INA International Holdings, Ltd.                                        USA (Delaware)            100%
                ACE Synergy Insurance Berhad                                              Malaysia                51%
                ACE Seguradora S.A.                                                        Macau                 100%
                ACE Seguros S.A. (Chile)                                                   Chile                  99%
                ACE Seguros S.A. (Columbia)                                              Columbia                 99.7595%
                ACE Seguros S.A. (Ecuador)                                               Ecuador
                ACE Seguros S.A. (Mexico)                                                 Mexico                  99.9%
                Chilena Consolidata Seguros Generales, S.A.                               Chile                     .65%
                INACAN Holdings, Ltd.                                                     Canada                 100%
                     ACE INA Insurance (Canada)                                           Canada                 100%
                ACE Insurance Limited (S. Africa)                                      South Africa              100%
                ACE Insurance Limited (New Zealand)                                    New Zealand               100%
                International Management Corporation (PA)                              Pennsylvania              100%
                Cover Direct, Inc.                                                    USA (Delaware)             100%
                     Victoria Hall Company Ltd.                                          Bermuda                  20%
                ACE INA G.B. Holdings, Ltd.                                           USA (Delaware)             100%
                     Brandywine Reinsurance Co. (UK) Ltd.                             United Kingdom             100%

                         ACE INA Services UK Limited                                           United Kingdom            100%
                         ACE INA UK Retirement Savings Plan                                    United Kingdom            100%
                         Insurance Company of North America (UK) Ltd.                          United Kingdom            100%
                    INACAP Sociedad Anonima                                                      Nicaragua               100%
                         INACAP Reaseguros, Sociedad Anonima                                     Nicaragua               100%
                    Century Inversiones, SA                                                        Panama                100%
                         ACE INA de Venezuela Intermediaros de Reaseguros SA                     Venezuela               100%
                    ARABIA ACE Insurance Co. Limited EC                                           Bahrain                 25%
                    ACE Insurance Limited (Australia)                                            Australia               100%
                         ACE Insurance Limited (Singapore)                                       Singapore               100%
                         ACE INA Superannuation Pty. Limited                                     Australia               100%
                    ACE INA Overseas Insurance Co. Ltd.                                           Bermuda                100%
                         ACE Insurance (Japan)                                                     Japan                 100%
                         ACE INA Marketing Group C.A.                                            Venezuela               100%
                         ACE INA Overseas Holdings Inc.                                        USA (Delaware)            100%
                              ACE Insurance S.A.-N.V.                                             Belgium                100%
                    ACE Insurance Company (Puerto Rico)                                         Puerto Rico              100%
                    ACE Insurance Ltd. (Hong Kong)                                               Hong Kong               100%
                    ACE INA Bermuda Insurance Managers Ltd.                                       Bermuda                100%
                    DELPANAMA S.A.                                                                 Panama                100%
                    INAMEX S.A.                                                                    Mexico                100%
                    Maritime General Ins Company Ltd.                                             Trinidad                 8.06%
                    AFIA Finance Corporation                                                   USA (Delaware)            100%
                         AFIA Sociedad Anonima                                                     Mexico                100%
                         AFIA Venezolana C.A.                                                    Venezuela               100%
                         ACE ICNA-Italy Societa a Responsabilita Limitata                          Italy                 100%
                         ACE INA Thai Company Limited                                             Thailand                55%
                         ACE Servicios, S.A. (Argentina)                                         Argentina               100%
                         ESIS International Asesorias Limitada                                     Chile                 100%
                         Fire, Equity & General Ins Co. Ltd.                                      Nigeria                  6.25%
                         INDI Servicios C. Ltda.                                                  Ecuador                100%
                         Inversiones Continental S.A. de C.V.                                     Honduras                 1.29%
                         P.T. ACE INA Insurance (Indonesia)                                      Indonesia                53.51%
                         RIYAD Insurance Co. Ltd.                                                 Bermuda                 80%
                         Safire Private Ltd.                                                     Singapore               100%
                    AFIA (INA) Corporation Limited                                             USA (Delaware)            100%
                         AFIA                                                                  Unincorporated
                                                                                                association               60%
                    AFIA (ACE) Corporation Limited                                             USA (Delaware)            100%
                         AFIA                                                                  Unincorporated
                                                                                                association               40%
                    Compania Anonima de Seguros "Avila"                                           Venezuela                5.6%
                    ACE Seguros S.A. (Colombia)                                                   Colombia                85.763%
                    INAVEN, C.A. "Venezuela"                                                     Venezuela               100%
                    La Positiva Co Nacional de Seguros Sociedad Anonima                             Peru                  10.79%
                    Seguros Azteca, S.A.                                                           Mexico                  1.36%
                    Seguros Comercial America, S.A. de C.V.                                        Mexico                   .031%
                    Reaseguradora Nuevo Mundo S.A.                                                 Panama                  3.7246%
                    Amazonas Co. Anonima de Seguros                                               Ecuador                  1.423%
     ACE (Barbados) Holdings Limited                                                              Barbados               100%
       ACE Financial Services Inc. f/k/a Capital Re Corporation                                   Delaware               100%
          AGR Financial Products Inc. f/k/a Capital Re Financial Products Corporation             Delaware               100%
          Capital Re LLC                                                                       Turks & Caicos            100%
          ACE (CR) Holdings f/k/a Capital Re (UK) Holdings                                     United Kingdom            100%
               ACE Capital VII Limited f/k/a CRC Capital, Limited                              United Kingdom            100%
               ACE (RGB) Holdings Limited f/k/a RGB Holdings Limited                           United Kingdom            100%
                    ACE (CIDR) Limited f/k/a C.I. de Rougemont & Co. Ltd.                      United Kingdom            100%
                    Global Life Services Limited f/k/a RGB Underwriting Services, Ltd.         United Kingdom            100%
                    ACE (RGB) Agencies Limited f/k/a RGB Underwriting Agencies, Ltd.           United Kingdom            100%
          ACE Guaranty Re Inc.                                                                    Maryland               100%
             ACE Risk Assurance Company                                                           Maryland               100%
          ACE Financial Solutions, Inc.                                                           Delaware               100%
          ACE Asset Management Inc.                                                               Delaware               100%


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